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                                                                    Exhibit 23.4


                                DELOITTE & TOUCH


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Bay Heart Ltd, we hereby consent to the incorporation Of our report dated March 21, 2002, included in Form 10-K of Ampal-Ampal-American Israel Corporation for the year ended December 31, 2001 (relating to financial statements of Bay Heart Ltd not included herein), into Ampal-American Israel Corporation's previously filed Registration Statements file No. 333.-61895 and No. 333-55970.


                                 Brightman, Almagor & Co.
                               Certified Public Accountants

March 21, 2002



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